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The information below supplements Massachusetts Mutual Life Insurance Company's
Panorama variable annuity contract Prospectus dated May 1, 1999. Please place this supplement with your prospectus and retain it for future reference.
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                                   PANORAMA
                       Supplement dated October 1, 1999
                      to the Prospectus dated May 1, 1999

The Panorama Prospectus is amended as follows:

1. The last sentence in the first paragraph in the right-hand column on page 1 is revised to read as follows:

    For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to: Panorama, Annuity Service Center, W563, P.O. Box 9067, Springfield, Massachusetts 01102-9067.

2. Massachusetts Mutual Life Insurance Company's address on page 27 is revised to read as follows:

    To:  Massachusetts Mutual Life Insurance Company
         Annuity Service Center, W563
         P.O. Box 9067
         Springfield, Massachusetts 01102-9067

3. The first paragraph under the Transfers section on page 12 is revised to read as follows:

    You may transfer all or part of your contract value. You may also give the annuitant authority to make transfers of contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

4. The following two paragraphs are added as the last two paragraphs under the Contingent Deferred Sales Charge section on page 17:

    Owners of certain Panorama IRAs or non-qualified Panorama deferred variable annuity contracts that are beyond the contingent deferred sales charge period may exchange these contracts for a Panorama Premier contract. If you exchange an eligible Panorama contract for a Panorama Premier contract, we will not assess a contingent deferred sales charge on your Panorama contract value. However, any additional payments that you make to the Panorama Premier contract will be subject to a contingent deferred sales charge under the Panorama Premier contract.

    The Panorama to Panorama Premier exchange program may not be available in all states. We have the right to terminate this exchange program at any time. If you want more Information about this exchange program, contact your agent or us at our Annuity Service Center (800) 366-8226.